UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017
ClubCorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36074	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K (this “Form 8-K”) is filed by ClubCorp Holdings, Inc., a Nevada corporation (which we may refer to as “we,” “us,” “our” or the “Company”), in connection with the matters described herein.

Item 1.01.	Entry Into a Material Agreement.
On August 7, 2017, ClubCorp Club Operations, Inc., a wholly-owned subsidiary of the Company (“ClubCorp Operations”), entered into a Supplemental Indenture, dated as of August 7, 2017, by and between ClubCorp Operations and Wilmington Trust, National Association, as trustee (the “Supplemental Indenture” ). The Supplemental Indenture amends that certain Indenture, dated as of December 15, 2015 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), providing for the issuance of ClubCorp Operations’ 8.25% Senior Notes due 2023 (the “Notes”).
As previously disclosed, on July 9, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Constellation Club Parent, Inc. and Constellation Merger Sub Inc. (“Merger Sub”). In connection with the transactions contemplated by the Merger Agreement, on July 25, 2017, Merger Sub launched a tender offer to purchase any and all outstanding Notes and a consent solicitation in respect of certain proposed amendments to the Indenture. The Supplemental Indenture was entered into in connection with the tender offer and consent solicitation following receipt of the requisite tenders and consents from holders of a majority in aggregate principal amount of the Notes outstanding, as of 5:00 p.m., New York City time, on Monday, August 7, 2017. The Supplemental Indenture, when it becomes operative, will effect those amendments to the Indenture proposed in connection with the tender offer and consent solicitation, which amendments will eliminate substantially all of the restrictive covenants and eliminate or modify certain reporting obligations, certain events of default and related provisions contained in the Indenture. The amendments to the Indenture will not become operative until the tendered Notes are accepted for purchase by Merger Sub, pursuant to the terms of the tender offer and consent solicitation. After the amendments to the Indenture become operative, Notes that were not tendered or were not purchased in the tender offer and consent solicitation will remain outstanding and will be subject to the terms of the Indenture as modified by the Supplemental Indenture.
The foregoing description of the Supplemental Indenture and the amendments contained therein does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification of Rights to Security Holders.
The information set forth in Item 1.01 is incorporated by reference herein as such information relates to the Notes.

Item 7.01.	Regulation FD Disclosure.
On August 7, 2017, Merger Sub issued a press release announcing the receipt of the requisite consents in connection with Merger Sub’s tender offer and consent solicitation with respect to the Notes. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Item 7.01 and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Supplemental Indenture, dated as of August 7, 2017, by and between ClubCorp Operations, Inc. and Wilmington Trust, National Association, as trustee.
99.1	Press Release issued by Constellation Merger Sub Inc., dated August 7, 2017.
Important Additional Information and Where to Find It
This communication is being made in respect of the proposed merger involving the Company, Parent and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed merger of the Company will be submitted to the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company intends to file a proxy statement and other relevant materials with the SEC in connection with the solicitation of proxies in connection with the proposed transaction. The definitive proxy statement will be mailed to the Company’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF CLUBCORP HOLDINGS, INC. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of the Company’s website at ir.clubcorp.com or by contacting the Company’s Investor Relations Department by (a) mail at ClubCorp Holdings, Inc., Attention: Investor Relations, 3030 LBJ Freeway, Suite 600, Dallas, TX 75234, (b) telephone at (972) 888-7495, or (c) e-mail at clubcorp.investor.relations@clubcorp.com. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Participants in the Solicitation
The Company and certain of its executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the Company’s preliminary proxy statement, which was filed with the SEC on July 26, 2017, and will be set forth in the Company’s definitive proxy statement, when filed with the SEC, and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2017	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Supplemental Indenture, dated as of August 7, 2017, by and between ClubCorp Operations, Inc. and Wilmington Trust, National Association, as trustee.
99.1	Press Release issued by Constellation Merger Sub Inc., dated August 7, 2017.

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